UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 29, 2017
(Date of Earliest Event Reported)

UBS Commercial Mortgage Trust 2017-C5

(Central Index Key Number 0001719195)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Société Générale

(Central Index Key Number 0001238163)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-05	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of November 16, 2017, with respect to the UBS Commercial Mortgage Trust 2017-C5. The purpose of this amendment is to (i) make clerical revisions to the agreement previously filed as Exhibit 4.1 to the Form 8-K, (ii) file with the Commission a corrected UBS 2017-C4 PSA, which supersedes the agreement previously filed as Exhibit 4.7 to the Form 8-K, (iii) file with the Commission a corrected Centre 425 Bellevue Intercreditor Agreement relating to the Mortgage Loan identified on Exhibit B to the pooling and servicing agreement, dated as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5 (the “Pooling and Servicing Agreement”), as “Centre 425 Bellevue”, which supersedes the agreement previously filed as Exhibit 4.12 to the Form 8-K, (iv) file with the Commission a corrected National Office Portfolio Intercreditor Agreement relating to the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “National Office Portfolio”, which supersedes the agreement previously filed as Exhibit 4.13 to the Form 8-K, (v) file with the Commission a corrected Totowa Commerce Center Intercreditor Agreement relating to the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Totowa Commerce Center”, which supersedes the agreement previously filed as Exhibit 4.15 to the Form 8-K and (vi) file with the Commission a corrected DoubleTree Wilmington Intercreditor Agreement relating to the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “DoubleTree Wilmington”, which supersedes the agreement previously filed as Exhibit 4.16 to the Form 8-K. No other changes are being made to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, AEGON USA REALTY ADVISORS, LLC, as Fairmount at Brewerytown Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.12	Co-Lender Agreement, dated as of November 16, 2017, by and between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder, and Natixis Real Estate Capital LLC, as Note B Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of November 9, 2017, between TUEBOR TRS II LLC, as Note A-1-A Holder, Note A-1-B Holder, Note A-3 Holder, Note A-4-B Holder and Note A-5-A Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of November 16, 2017, between Natixis Real Estate Capital LLC, as Note A-1 Holder, and Natixis Real Estate Capital LLC, as Note A-2 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of November 16, 2017, between TUEBOR TRS II LLC, as Note A-1 Holder, and TUEBOR TRS II LLC, as Note A-2 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone Title: President

	By:	/s/ David Schell
Name: David Schell Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement, dated as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, AEGON USA REALTY ADVISORS, LLC, as Fairmount at Brewerytown Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.12	Co-Lender Agreement, dated as of November 16, 2017, by and between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder, and Natixis Real Estate Capital LLC, as Note B Holder.	(E)
4.13	Co-Lender Agreement, dated as of November 9, 2017, between TUEBOR TRS II LLC, as Note A-1-A Holder, Note A-1-B Holder, Note A-3 Holder, Note A-4-B Holder and Note A-5-A Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2-A Holder.	(E)
4.15	Co-Lender Agreement, dated as of November 16, 2017, between Natixis Real Estate Capital LLC, as Note A-1 Holder, and Natixis Real Estate Capital LLC, as Note A-2 Holder.	(E)
4.16	Co-Lender Agreement, dated as of November 16, 2017, between TUEBOR TRS II LLC, as Note A-1 Holder, and TUEBOR TRS II LLC, as Note A-2 Holder.	(E)